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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported): April 23, 2003

PORT FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-29343 (Commission File Number)	04-1145480 (IRS Employer Identification No.)

1380 Soldiers Field Road, Brighton, MA 02135
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 779-8300

Not Applicable

(Former name or former address, if changed since last report)

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Items 1 through 6.    Not applicable.

Item 7.    Financial Statements and Exhibits
(a)	No financial statements are required to be filed with this report.
(b)	No pro forma financial information is required to be filed with this report.
(c)	The following exhibit is filed as part of this Report:

EXHIBIT NO.	Description
99.1	Press Release issued by Port Financial Corp. on April 23, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8.    Not applicable.

Item 9.    Regulation FD

      The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

      On April 23, 2003, Port Financial Corp. announced its earnings for the first quarter of the 2003 fiscal year. A copy of the press release dated April 23, 2003, describing first quarter earnings is attached as Exhibit 99.1.

Items 10-11.    Not applicable.

Item 12.    Results of Operations and Financial Condition

      See Item 9 per SEC Release 33-8216, March 27, 2003.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORT Financial Corp.

Date: April 23, 2003	By:	/s/ James B. Keegan
James B. Keegan
Chairman and Chief Executive Officer

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EXHIBIT INDEX
Exhibit	Description
99.1	Press Release dated April 23, 2003.

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